GUARANTY

This GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Guaranty”), dated as of July __, 2007 is made by Lazare Kaplan International Inc., a Delaware corporation (the “Guarantor”), in favor of ABN AMRO Bank N.V. (the “Bank”).

WITNESSETH:

WHEREAS, pursuant to a facility letter, dated as of January 21, 2007 (together with the Terms and Conditions set forth on Schedule 1 (the “Terms and Conditions”), as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Facility Letter”), among Gulfdiam DMCC, an entity organized under the laws of the United Arab Emirates (the “Borrower”), the Bank has made certain facilities as set forth in Section 2 to the Facility Letter(the “Facilities”) available to the Borrower and the advances thereunder (the “Advances”); and

WHEREAS, as a condition precedent to the availability of the Facilities and the making Advances under the Facility Letter, the Guarantor is required to execute and deliver this Guaranty;

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Bank to make Facilities available to the Borrower and the Advances thereunder, the Guarantor agrees, for the benefit of the Bank, as follows.

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Facility Letter” is defined in the first recital.

“Guarantor” is defined in the preamble.

“Guaranty” is defined in the preamble.

“Liabilities” all indebtedness, obligations and liabilities of the Borrower to pay principal or interest of the Advances drawn under the Facilities and all fees and charges payable thereunder, and all other payment obligations of the Borrower or arising under or directly in relation to the Facility Letter, in each case whether now existing or hereinafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

SECTION 1.2. Facility Letter Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Facility Letter.

ARTICLE II

GUARANTY PROVISIONS

SECTION 2.1. Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably

(a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Liabilities of the Borrower now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Facility Letter after the occurrence of any default set forth in Section 10 of the Terms and Conditions to the Facility Letter, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); provided that the aggregate amount payable by the Guarantor under this Guaranty shall not exceed the lesser of the following: (a) $25,000,000, and (b) an amount equal to 50% of the aggregate amount of Liabilities outstanding on the date that any demand for payment is made under this Guaranty; and

(b) indemnifies and holds harmless the Bank for any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Bank in enforcing any rights under this Guaranty.

This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that the Bank exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Person before or as a condition to the obligations of the Guarantor hereunder.

Notwithstanding anything to the contrary in the foregoing and otherwise in this Guaranty, the Bank shall not demand payment under this Guaranty and the Guarantor shall not be obligated to pay any amounts due under this Guaranty until the earlier to occur of: (x) the date which is six months following either (1) the Bank’s demand for repayment from the Borrower of any amount due under the Facility Letter or (2) an event of default shall occur under Section 10(E) of the Terms and Conditions with respect to the Borrower; provided that the Bank has notified the Guarantor in writing of such demand for repayment and the amount to be repaid to the Bank by the Borrower remains outstanding, (y) an event of default shall occur under Section 10(E) of the Terms and Conditions to the Facility Letter with respect to the Guarantor and (z) any of the following: (1) any indebtedness of the Guarantor (except for indebtedness owed to trade creditors in an aggregate amount less than $1,000,000) shall not be paid when due (including the expiration of any grace period applicable thereto), (2) the maturity of any indebtedness of the Guarantor (except for indebtedness owed to trade creditors in an aggregate amount less than $1,000,000) shall be accelerated or (3) any event of default shall have been declared by any of the Guarantor’s lenders with respect to any indebtedness of the Guarantor and such event of default shall be continuing.

SECTION 2.2. Reinstatement, etc. The Guarantor hereby agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Liabilities is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by the Bank, including upon the occurrence of any “Event of Default” set forth in Section 10 of the Terms and Conditions to the Facility Letter or otherwise, all as though such payment had not been made.

SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect so long as the Liabilities remain outstanding. The Guarantor guarantees that the Liabilities of the Borrower will be paid strictly in accordance with the terms of the Facility Letter and any Security Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of the Facility Letter or any other Security Document;

(b) the failure of the Bank (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person (including any other guarantor) under the provisions of the Facility Letter, any Security Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including the Guarantor) of, or collateral securing, any Liabilities;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Liabilities, or any other extension, compromise or renewal of any Liability;

(d) any reduction, limitation, impairment or termination of any Liabilities for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Liabilities or otherwise;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f) any addition, exchange or release of any collateral or of any Person that is a guarantor (including the Guarantor hereunder) of the Liabilities, or any surrender or non-

perfection of any collateral, or any amendment to or waiver or release of or addition to, or consent to or departure from, any other guaranty held by the Bank securing any of the Liabilities; or

(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any surety or any guarantor.

SECTION 2.4. Setoff. The Guarantor hereby irrevocably authorizes the Bank, without the requirement that any notice be given to the Guarantor (such notice being expressly waived by the Guarantor), upon the occurrence of any event specified in the last sentence of Section 2.1, to set-off and appropriate and apply to the payment of the Liabilities (whether or not then due, and whether or not the Bank has made any demand for payment of the Liabilities), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of the Guarantor then or thereafter maintained with the Bank. The Bank agrees to notify the Guarantor promptly after any such setoff and application made by the Bank; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Bank under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which the Bank may have.

SECTION 2.5. Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Liabilities and this Guaranty and any requirement that the Bank protect, secure, perfect or insure any lien, or any property subject thereto, or exhaust any right or take any action against any obligor or any other Person (including any other guarantor) or entity or any collateral securing the Liabilities, as the case may be.

SECTION 2.6. Postponement of Subrogation, etc. The Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty or the Facility Letter, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any other obligor, in respect of any payment made hereunder, under the Facility Letter or otherwise, until after the payment in full of the Liabilities. Any amount paid to the Guarantor on account of any such subrogation rights prior to the payment in full of the Liabilities shall be held in trust for the benefit of the Bank and shall immediately be paid and turned over to the Bank in the exact form received by the Guarantor (duly endorsed in favor of the Bank, if required), to be credited and applied against the Liabilities, whether matured or unmatured, in accordance with Section 2.7; provided, however, that if the Guarantor has made payment to the Bank of all or any part of the Liabilities and the Liabilities have been paid in full, then at the Guarantor’s request, the Bank will, at the expense of the Guarantor, execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Liabilities resulting from such payment. In furtherance of the foregoing, at all times prior to the payment in full of the Liabilities, the Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to the Bank.

SECTION 2.7. Payments; Application. The Guarantor hereby agrees with the Bank as follows:

(a) The Guarantor agrees that all payments made by the Guarantor hereunder will be made in Dollars to the Bank, without set-off, counterclaim or other defense and in accordance with Section 5 of the Terms and Conditions to the Facility Letter, free and clear of and without deduction for any taxes and that the provisions of such Section are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; provided, that references to the “Borrower” in such Section shall be deemed to be references to the Guarantor, and references to “this Agreement” in such Section shall be deemed to be references to this Guaranty.

(b) All payments made hereunder shall be applied upon receipt (i) first, to the payment of fees and expenses of the Bank due and owing pursuant to Section 3 of the Terms and Conditions to the Facility Letter and Section 2.1(b) of this Guaranty, (ii) second, after payment in full of the amounts specified in clause (b)(i), to the payment of all interest and fees owing with respect to the Facilities and the Advances thereunder and all costs and expenses owing to the Bank pursuant to the terms of the Facility Letter, until paid in full, (iii) third, after payment in full of the amounts specified in clauses (b)(i) and (b)(ii), to the payment of the principal amount of the Facilities and the Advances thereunder then outstanding, including amounts owing to the Bank and any obligations then owing for contingent liabilities, (iv) fourth, after payment in full of the amounts specified in clauses (b)(i) through (b)(iii), to the payment of all other Liabilities owing to the Bank, and (v) fifth, after payment in full of the amounts specified in clauses (b)(i) through (b)(iv), to the Guarantor or any other Person lawfully entitled to receive such surplus.

SECTION 2.8. Ranking. The obligations of the Guarantor pursuant to this Guaranty and are and will at all times be direct and unconditional general obligations of the Guarantor and rank and will at all times rank in right of payment and otherwise at least pari passu with all other unsecured obligations of Guarantor whether now existing or hereafter outstanding. The Guarantor agrees that, except for liens currently existing pursuant to the Guarantor’s existing credit facilities relating to deposits or other funds held by or otherwise under the control of such creditors and otherwise as permitted by Section 8.2(b) of the Revolving Credit Agreement dated as of August 14, 2002 between the Guarantor, Bank Leumi USA and the Bank, as the same may be amended, restated or modified from time to time, it will not create or suffer to exist any lien on any of its property securing any obligations unless such lien secures the Liabilities on an equal and ratable basis with such other obligations.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1. Representations. In order to induce the Bank to enter into the Facility Letter and make Facilities and Advances available thereunder, the Guarantor represents and warrants to the Bank as set forth below.

(a) The representations and warranties contained in Section 9 of the Terms and Conditions to the Facility Letter (it being assumed for the purpose of this representation that any reference to the Borrower or the Facility Letter in such Section shall instead be deemed to refer to the Guarantor or this Guaranty, respectively), are true and correct in all material respects, each such representation and warranty set forth in such Section (insofar as applicable as aforesaid) and all other terms of the Facility Letter to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

(b) The Guarantor has knowledge of the Borrower’s financial condition and affairs and has adequate means to obtain from the Borrower on an ongoing basis information relating thereto and to the Borrower’s ability to pay and perform the Liabilities, and agrees to assume the responsibility for keeping so informed for so long as this Guaranty is in effect. The Guarantor acknowledges and agrees that the Bank shall have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of the Guarantor nor to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower that might become known to the Bank at any time, whether or not the Bank knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor, or might (or does) materially increase the risk of the Guarantor as guarantor, or might (or would) affect the willingness of the Guarantor to continue as a guarantor of the Liabilities.

(c) It is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Facilities and the Advances made thereunder from time to time to the Borrower by the Bank pursuant to the Facility Letter, and the Guarantor agrees that the Bank is relying on this representation in agreeing to make the Advances under the Facilities to the Borrower.

ARTICLE IV

COVENANTS, ETC.

SECTION 4.1. Covenants. The Guarantor covenants and agrees that, at all times prior to the payment in full of the Liabilities, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in Sections 4(a), 4(b), 4(e) and 4(g) of the Facility Letter (it being assumed for the purpose of this covenant that any reference to the Borrower in such Sections shall instead be deemed to refer to the Guarantor), each such agreement, covenant and obligation and all other terms of the Facility Letter to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1. Loan Document. This Guaranty is executed pursuant to the Facility Letter and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. This Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns; provided, however, that the Guarantor may not (unless otherwise permitted under the terms of the Facility Letter) assign any of its obligations hereunder without the prior written consent of the Bank. Without limiting the generality of the foregoing, the Bank may assign or otherwise transfer (in whole or in part) any Advance held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to the Bank under the Facility Letter and this Guaranty or otherwise (subject to any contrary provisions of the Facility Letter).

SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, telecopied or delivered to the Guarantor at 19 West 44th Street, 16th Floor, New York, NY 10036, Attn: William H. Moryto, Chief Financial Officer, if such notice or communication is to the Bank, to the address for the Bank set forth in the Facility Letter. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

SECTION 5.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 5.6. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

SECTION 5.7. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 5.8. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY, THE SECURITY DOCUMENTS AND THE FACILITY LETTER CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO. IN FURTHERANCE OF THE FOREGOING, THE GUARANTOR ACKNOWLEDGES AND AGREES THAT THE BANK HAS NOT (IN WRITING OR ORALLY) STATED TO THE GUARANTOR THAT ANY PROVISION OF THIS GUARANTY WOULD NOT BE ENFORCED (OR SOUGHT TO BE ENFORCED) AGAINST THE GUARANTOR OR ANY OF ITS PROPERTIES BY THE BANK, AND THE GUARANTOR WILL NOT ASSERT ANY CONTRARY POSITION AS A DEFENSE AGAINST ITS LIABILITIES AND OBLIGATIONS UNDER THIS GUARANTY.

SECTION 5.9. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BANK OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE BANK’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO

ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS LIABILITIES AND OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

SECTION 5.10. Counterparts, etc. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A copy of this Guaranty executed and delivered by facsimile shall be effective as delivery of an originally executed counterpart of this Guaranty.

SECTION 5.11. Counsel Representation. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS BEEN REPRESENTED BY COMPETENT COUNSEL IN THE NEGOTIATION OF THIS GUARANTY, AND THAT ANY RULE OR CONSTRUCTION OF LAW ENABLING THE GUARANTOR TO ASSERT THAT ANY AMBIGUITIES OR INCONSISTENCIES IN THE DRAFTING OR PREPARATION OF THE TERMS OF THIS GUARANTY SHOULD DIMINISH ANY RIGHTS OR REMEDIES OF THE BANK ARE HEREBY WAIVED BY THE GUARANTOR.

SECTION 5.12. Waiver of Jury Trial. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BANK OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK ENTERING INTO THE FACILITY LETTER AND THE SECURITY DOCUMENTS.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its authorized officer as of the date first above written.

LAZARE KAPLAN INTERNATIONAL INC.
By:

Title:

ACCEPTED AND AGREED:

ABN AMRO BANK N.V.

By:

Title:

By:

Title: